Exhibit 4.1


                                Crest View, Inc.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
             AUTHORIZED 8,000,000 PREFERRED SHARES, $.001 PAR VALUE;
                    40,000,000 COMMON SHARES, $.001 PAR VALUE


NUMBER                                                      SHARES


THIS CERTIFIES THAT



                                                    SEE REVERSE FOR
                                                    CERTAIN DEFINITIONS
                                                    CUSIP _______________



is the owner of


FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $.001 EACH OF

                                Crest View, Inc.

transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:              , 2000


_____________________________                ___________________________________
          Secretary                                Johnny Thomas, President


                                    Corporate
                                      SEAL
COUNTERSIGNED:

By:
    _______________________________________
    Transfer Agent and Authorized Signature

                                Crest View, Inc.

                            Transfer Fee: As Required

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common     UNIF GIFT ACT-_____ Custodian for _______
                                                  Cust.)             (Minor)
                                                  under Unform Gifts to Minors
TEN ENT  - as tenants by the entireties

JT TEN   - as joint tenants with right of         Act of _______________________
           survivorship and not as tenants                      (State)
           in common

     Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                    ________________________________________

                    ________________________________________

                Please print or type name and address of assignee

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

_______________________________________  Shares of the Common Stock  represented by the within  Certificate  and do hereby  irrevocably  constitute  and  appoint
______________________________________________________________


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Attorney  to  transfer  the  said  stock  on  the  books  of  the   within-named
Corporation, with full power of substitution in the premises.

Dated ________________ 20 __

SIGNATURE GUARANTEED:                       X _________________________________

                                            X _________________________________


     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.